                                                                    EXHIBIT 10.6


                                                         BROKERED LOAN AGREEMENT


                    BROKERED LOAN PURCHASE AND SALE AGREEMENT



- --------------------------------------------------------------------------------

SELLER NAME:  THE FIRST NATIONAL BANK OF BOSTON, 100 FEDERAL STREET, BOSTON,
              MASSACHUSETTS 02110

SELLER CONTACT PERSON:                          PHONE NO:
                                                FAX NO:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SELLER NAME:  BANK OF BOSTON CONNECTICUT 31 PRATT STREET, HARTFORD,
              CONNECTICUT  06103

SELLER CONTACT PERSON:                          PHONE NO:
                                                FAX NO:
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
SELLER NAME:  RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, ONE HOSPITAL TRUST
              PLAZA, PROV., RI 02903

SELLER CONTACT PERSON:                          PHONE NO:
                                                FAX NO:
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
SELLER NAME:  BANK OF BOSTON FLORIDA, N.A. 450 ROYAL PALM WAY, PALM BEACH,
              FL 33480

SELLER CONTACT PERSON:                          PHONE NO:
                                                FAX NO:
- --------------------------------------------------------------------------------


This Brokered Loan Purchase and Sale Agreement (the "Broker Agreement") is entered into as of the date shown above by and between the Buyer and the Seller, both as defined below, and applies to any of the transactions described below.

                                    RECITALS.

1. The Buyer desires to fund and purchase certain Mortgage Loans, as defined below, which are originated by the Seller and subject to the terms and conditions described below.

2. The Seller desires to have the Buyer fund and purchase such Mortgage Loans.

IN CONSIDERATION of the mutual promises made in this Broker Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Buyer and the Seller agree as follows:

1. DEFINITIONS.

1.1. "AGENCY" means FNMA, FHLMC, FHA, HUD, VA, GNMA, and/or a private investor, as applicable.

1.2. "AGENCY GUIDE" means: (a) the Handbook GNMA 5500.1, Government National Mortgage Association GNMA I Mortgage-Backed Securities Guide, Handbook GNMA 5500.2, Government National Mortgage Association GNMA II Mortgage-Backed Securities Guide, in each case as such Guide may be amended from time to time,
(b) the HUD 4155.1 REV-4, Mortgage Credit Analysis for Mortgage Insurance on 1-to-4 Family Properties, HUD 4000.2 REV-2, Mortgagee Handbook Application Through Insurance (Single Family), HUD 4000.4 REV-1, Single Family Direct Endorsement Program, HUD 4145.1 REV-2, Architectural Processing and Inspections For Home Mortgage Insurance, 4150.1 REV-1 Valuation Analysis for Home Mortgage Insurance, HUD 4060.1 REV-1, Mortgagee Approval Handbook, (c) the FNMA Selling and Servicing Guides, (d) the FHLMC Sellers' and Servicers' Guides, and/or (e) any guide or instructions provided from time to time by a private investor, including, but not limited to, the Seller, in each case as such Agency Guide may be amended from time to time. The Seller is the applicable Agency for each Portfolio Mortgage Loan.

1.3. "BORROWER" means each obligor under a Mortgage Note.

1.4. "BROKER AGREEMENT" has the meaning set forth in the recitals above.

1.5. "BUYER" means BancBoston Mortgage Corporation, a business corporation organized under the laws of the state of Florida and with its principal place of business at 7301 Baymeadows Way, Jacksonville, Florida 32256.

1.6. "DELEGATED UNDERWRITING AGREEMENT" means the agreement between the Buyer and the Seller under which the Seller will underwrite Mortgage Loans without the Buyer's prior written approval, a copy of which is attached to and made a part of this Broker Agreement.

1.7. "FHA" means the Federal Housing Administration or any successor to the FHA.

1.8. "FNMA" means the Federal National Mortgage Association or any successor to FNMA.

1.9. "FHLMC" means the Federal Home Loan Mortgage Corporation or any successor to FHLMC.

1.10. "GNMA" means the Government National Mortgage Association or any successor to GNMA.

1.11. "HUD" means the United States Department of Housing and Urban Development, or any successor to HUD.

1.12. "MANUAL" means the BBMC Correspondent and Broker Operations Manuals, the Buyprice Policy, the Product Description Manual provided to the Seller and made a part of this Broker Agreement, as amended from time to time. The Seller acknowledges that the Buyer is customizing a manual for the Seller which will combine the applicable provisions of the Buyer's Broker Operations Manual and Correspondent Operations Manuals. After such customized manual had been provided to the Seller, such customized manual will replace the BBMC Correspondent and Broker Operations Manuals previously provided to the Seller, and will become a part of this Broker Agreement.

1.13. "MARKETING AGREEMENT" means the Marketing Agreement to be entered into by and between GrantAmerica, Inc., which may later change its name, and Bank of Boston Corporation on or before the Closing Date and which will govern the terms under which Newco Mortgage Corporation's mortgagors may be solicited for certain products and services.

1.14. "MORTGAGE" means a first lien mortgage, deed of trust, or other such security instrument which is executed by a Mortgagor pledging the Mortgaged Property as security for repayment of a Mortgage Note.

1.15. "MORTGAGE DOCUMENTS" means all documents required by applicable law, an Agency, a private investor, and/or a private mortgage insurer to originate and service a Mortgage Loan and issue a related security.

1.16. "MORTGAGE LOAN" means a residential mortgage loan which is: (a) secured by a Mortgage, (b) originated by the Seller, (c) funded by the Buyer, and (d) assigned by the Seller to the Buyer under the terms of this Broker Agreement.

1.17. "MORTGAGE NOTE" means the written promise of a Borrower to pay a sum of money in United States' dollars at a stated interest rate over a specified term, and which is secured by a Mortgage.

1.18. "MORTGAGED PROPERTY" means the real property, together with the one-to-four family dwelling and any other improvements situated on such real property, which have been pledged by a Mortgagor under a Mortgage as collateral to secure the obligation under a related Mortgage Note.

1.19. "MORTGAGOR" means each person who executes a Mortgage.

1.20. "POOL" means the Mortgage Loans and related Mortgage Documents which are assembled to back the issuance of a security and/or a participation certificate.

1.21. "PORTFOLIO MORTGAGE LOAN" means the Mortgage Loans to be ultimately retained and owned by the Seller for its own Mortgage Loan portfolio, including, but not limited to, private bank and certain low-to-moderate income Mortgage Loans. Without limiting the above, any Mortgage Loan which the Seller does not lock-in with the Buyer will be a Portfolio Mortgage Loan.

1.22. "PRIVATE INVESTOR" means the entity other than FNMA, FHLMC or GNMA which purchases a Mortgage Loan from the Buyer.

1.23. "SELLER" means each entity identified at the top of the first page of this Broker Agreement as the Seller.

1.24. "VA" means the Department of Veterans Affairs, or any successor to the VA.

2.  MORTGAGE LOAN PROGRAMS.

2.1. CLOSE IN SELLER'S NAME. All Mortgage Loans will be approved and closed by the Seller, in each case in accordance with the requirements, regulations, and/or specific conditions imposed by an Agency and/or private mortgage insurance issuer. Prior to the change in the Buyer's name, all Mortgage Loans will be closed in the name of BancBoston Mortgage Corporation. After the change in the Buyer's name, all Mortgage Loans will be closed in the name of "The First National Bank of Boston doing business as BancBoston Mortgage Corporation."

2.2. FUNDING. Subject to the terms and conditions of this Broker Agreement, the Buyer will fund each residential mortgage loan originated by the Seller.

2.3. NON PORTFOLIO MORTGAGE LOANS. The Buyer will provide to the Seller descriptions of certain Mortgage Loans, other than Portfolio Mortgage Loans, which the Buyer will fund and purchase, including the related servicing rights, under the terms and conditions set forth under this Broker Agreement, including the Buyer's general information and closing requirements provided to the Seller. Such Mortgage Loans will include conventional, FHA, and VA Mortgage Loans.

2.4. PORTFOLIO MORTGAGE LOANS. From time to time, the Seller will originate, and the Buyer will fund, Portfolio Mortgage Loans under the terms of this Broker Agreement. The Seller will repurchase each Portfolio Loan from the Buyer promptly after the Buyer delivers such Portfolio Mortgage Loan to the Seller under the terms described in the Master Take-Out Commitment entered into by and between the Buyer and the Seller. The Buyer will retain all right, title and interest in each Portfolio Mortgage Loan until such Portfolio Mortgage Loan has been repurchased by the Seller under the terms of the Master Take-Out Commitment.

3. PRICING.

3.1. NON PORTFOLIO MORTGAGE LOANS. The Seller will close Mortgage Loans (other than Portfolio Mortgage Loans) through the Buyer's "price protected best efforts program" described in and governed by the Manual. Any price quoted by the Buyer as of 10:30 a.m. on a business day will remain valid until 8:30 a.m. on the next business day, subject to emergency price changes as described in the Manual, provided that the Seller will have the benefit of any improvement in such pricing during such period.

3.2. PORTFOLIO MORTGAGE LOANS. The Seller will close Portfolio Mortgage Loans at such price as may be determined by the Seller from time to time.

4. DELIVERING MORTGAGE LOANS.

4.1. DELIVERY OF NON PORTFOLIO MORTGAGE LOANS. Each Mortgage Loan package, as described in the Manual, must be delivered to the Buyer at the earlier of: (a) five (5) calendar days after the Buyer has disbursed the monies to fund the Mortgage Loan, or (b) the lock-in expiration date designated by the Buyer.

The Seller will pay a twenty five basis point (0.25%) late delivery fee to the Buyer if: (a) the Seller fails to deliver a Mortgage Loan package to the Buyer within five (5) calendar days after disbursement but prior to the lock-in expiration date, and (b) the Buyer incurs a penalty or additional charge from its warehouse lender as a result thereof.

The Seller will be subject to the Buyer's buy price policy if the Seller fails to deliver a Mortgage Loan package to the Buyer before the lock-in expiration date. The Buyer may refuse to fund or may reprice any Mortgage Loan which is not originated, registered, locked in, processed, closed, funded, and delivered in compliance in all material respects with the terms of this Broker Agreement, the Manual, or the informational and closing requirements timely provided by the Buyer to the Seller. The Seller will repurchase a Mortgage Loan from the Buyer if the Seller fails to satisfy the requirements of the Buyer's collateral agent within ten (10) calendar days after such collateral agent provides notice of any defect in such collateral documents.

4.2. DELIVERY OF PORTFOLIO MORTGAGE LOANS. Each Portfolio Mortgage Loan package, as described in the Manual, must be delivered to the Buyer no later than five
(5) calendar days after the Buyer has disbursed the monies to fund the applicable Mortgage Loan.

4.3. RESPONSIBILITY FOR DOCUMENTS.

4.3.1. PRIVATE BANK MORTGAGE LOANS. With respect to Mortgage Loans made by the Seller to any of its private banking clients, the Buyer will obtain all follow-up Mortgage Documents, other than those Mortgage Documents required to originate a Mortgage Loan, including, but not limited to, those documents which are necessary to: (a) perfect title to the related security instrument, (b) satisfy the requirements of an Agency and/or a private mortgage insurer for the servicing of a Mortgage Loan and the issuance of a related security, (c) satisfy the insurance and/or guarantee requirements of the applicable Agency and/or private mortgage insurer, and (d) ensure that each Mortgage Loan has in full force and effect a flood certificate and a "life of loan" tracking service contract, which contract is either with a flood service provider acceptable to the Buyer, or is fully transferable to the Buyer's flood service provider, without the payment of any fee by the Buyer. The Seller will use all reasonable efforts to help the Buyer obtain such follow-up Mortgage Documents.

4.3.2. OTHER MORTGAGE LOANS. With respect to all other Mortgage Loans, the Buyer will perform all post-closing reviews of the Mortgage Documents and advise the Seller of any deficiencies in such Mortgage Documents. The Seller will obtain all follow-up Mortgage Documents, including, but not limited to, those documents which are necessary to: (a) perfect title to the related security instrument,
(b) satisfy the requirements of an Agency and/or a private mortgage insurer for the servicing of a Mortgage Loan and the issuance of a related security, (c) satisfy the insurance and/or guarantee requirements of the applicable Agency and/or private mortgage insurer, and (d) ensure that each Mortgage Loan has in full force and effect a "life of loan" transferable tax service contracts, which contracts are either with TRETS or are fully transferable to TRETS, without the payment of any fee by the Buyer.

4.4. TAX AND FLOOD SERVICES. The Seller will ensure that each Mortgage Loan has in full force and effect at closing a transferable flood certification and a "life of loan" tracking service from a flood service provider acceptable to the Buyer, and also pay any and all costs and expenses associated with the TRETS contracts and flood insurance certification and tracking services described above.

5. UNDERWRITING.

5.1. NON-PORTFOLIO LOAN UNDERWRITING. Each non- Portfolio Mortgage Loan will be underwritten by the Seller in accordance with the terms and conditions set forth in the Delegated Underwriting Agreement.

5.2. PORTFOLIO LOAN UNDERWRITING. Each Portfolio Mortgage Loan will be underwritten in accordance with the Seller's underwriting guidelines in effect from time to time.

5.3. PRIVATE MORTGAGE INSURERS. The Seller will obtain private mortgage insurance for each Mortgage Loan which requires such insurance from a private mortgage insurer reasonably acceptable to the Buyer.

5.4. APPRAISALS. The Seller will ensure that each Mortgage Loan is evidenced by an appraisal which satisfies the requirements of the applicable Agency and/or the applicable provisions of the Financial Institution Reform, Recovery and Enforcement Act and the regulations promulgated under such act.

5.5. QUALITY CONTROL. The Buyer shall perform credit and compliance quality control functions for a percentage of Mortgage Loans mutually and reasonably acceptable to the Buyer and the Seller.

6. COMPLETION ESCROWS. Each Mortgage Loan with a completion escrow for exterior, weather-related repairs will only be purchased under the terms of the Manual. The Seller shall repurchase each Mortgage Loan with respect to which the Seller fails to satisfy all escrow completion items within sixty (60) days after the closing. BBMC may, in its sole discretion, grant extensions to the Seller.

7. WAIVER OF ESCROWS. Mortgage Loans which do not have escrows for taxes and insurance will be paid a reduced servicing released premium per the Buyer's premium schedule. The Seller will refund to the Buyer the escrow premium discount for each Mortgage Loan purchased by the Buyer with an escrow account that is later released upon the Borrower's request or demand within six (6) months after the date the Buyer purchased such Mortgage Loan.

8. SELLER'S REPRESENTATIONS AND WARRANTIES AS TO MORTGAGE LOANS.

The Seller represents and warrants to the Buyer with respect to each Mortgage Loan that, as of the time such Mortgage Loan is closed and delivered to the Buyer that:

8.1. NOTE AND MORTGAGE ARE VALID OBLIGATION OF OBLIGORS.

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid, and binding obligation of the related Borrower and Mortgagor, enforceable in accordance with their terms, except as such enforceability may be limited by
(a) applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights or debtors' obligations from time to time in effect, and (b) the availability of the remedy of specific performance or injunctive relief or any other equitable remedy.

All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

8.2. FIRST LIENS FREE OF ENCUMBRANCE.

The Mortgage is a valid and existing first lien on the Mortgaged Property described in the Mortgage, and the Mortgaged Property is free and clear of all encumbrances and liens, including but not limited to mechanics' liens and materialmen's liens, having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable, and no rights are outstanding that under the law could give rise to such lien.

8.3. LOANS SATISFY THE GUIDE.

Each Mortgage Loan satisfies the requirements and terms set forth in the applicable Agency's Guide in effect at the time of delivery to the applicable Agency, and the inclusion of each such Mortgage Loan in a Pool satisfies the requirements and terms set forth in the applicable Agency's Guide. There is no circumstance or condition relating to a Mortgage Loan, the Mortgaged Property, the Mortgage Documents, the Borrower or the Borrower's credit standing that can reasonably be expected to cause an Agency to regard a Mortgage Loan as not eligible for insurance coverage or guaranty, as applicable, or applicable Agency to regard a Mortgage Loan as not eligible for a Pool.

8.4. NO PERSON OR MORTGAGE RELEASED.

No party to the Mortgage Note or Mortgage has been released in whole or in part from the Mortgage Note or the Mortgage, and no part of the Mortgaged Property has been released from the Mortgage.

8.5. NO TAX LIENS.

There was no delinquent tax or delinquent assessment lien against the Mortgaged Property at the time the related Mortgage Loan was closed. If the Seller receives knowledge of any such delinquency, the Seller must notify the Buyer within two (2) business days after obtaining such knowledge and cure such event within thirty (30) days after such notice. In any event, the Seller will indemnify and hold Buyer harmless from and against any and all costs, losses, and expenses relating to or arising out of such delinquency.

8.6. NO DEFENSE TO PAYMENT.

The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

8.7. LOANS COMPLY WITH LAW.

Each Mortgage Loan application was taken and processed, and each Mortgage Loan was made in compliance in all material respects with all applicable local, state and federal laws, regulations, rules and orders, including without limitation: usury, the Equal Credit Opportunity Act and its implementing Regulation B, the Real Estate Settlement Procedures Act and its implementing Regulation X, the Financial Institutions Reform Recovery And Enforcement Act and its implementing regulations, Federal Deposit Insurance Corporation Improvement Act, the Truth-In-Lending Act and its implementing Regulation Z, the Fair Credit Reporting Act and any applicable state credit reporting laws, the Fair Debt Collection Practices Act, the Fair Housing Act, and Fair Lending Laws in all material respects, and consummation of the transactions contemplated hereby by the Seller will not involve the violation in any material respect of any such laws.

8.8. ADEQUATE REMEDIES OF HOLDER.

Each Mortgage contains customary and enforceable provisions which give the holder of the Mortgage adequate rights and remedies to realize against the Mortgaged Property and to benefit from its security, including, but not limited to: (a) in the case of a Mortgage designated as a Deed of Trust, by trustee's sale; and (b) otherwise by foreclosure, subject, in each case, to any limitations arising from any bankruptcy, insolvency or other similar laws for the benefit of debtors..

8.9. TITLE INSURANCE.

A title insurance policy has been issued for each Mortgage Loan insuring the Seller, its successors and assigns, in an amount no less than the outstanding Mortgage Loan principal balance, that the related Mortgage is a valid first lien on the Mortgaged Property and that the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage, except (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, restrictions, rights of way, easements and other matters customarily acceptable to institutional lenders and title insurance companies in the jurisdictions in which such Mortgaged Property is located, and (c) easements and restrictions of record being acceptable to the Agencies and to the Buyer, and specifically identified in the title insurance policy. Unless the Mortgaged Property is within a jurisdiction where title insurance was unavailable, or the form of title evidence is not the general form, a mortgage title insurance policy on current prescribed ALTA form, or such other form of title insurance policy with a carrier acceptable to the Agencies and reasonably acceptable to the Agencies and the Buyer, is in effect as to the Mortgaged Property.

8.10. NO CONDEMNATION PROCEEDINGS.

There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

8.11. SURVEYS AND FLOOD INSURANCE.

A survey, where required, has been made of the Mortgaged Property, and if in a flood zone A or V in a FEMA flood map area in a participating community, flood insurance has been provided. All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property unless covered by title insurance and/or waivers.

8.12. NO VIOLATION OF ZONING LAWS.

No improvements located on or being part of the Mortgaged Property are in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates have been made or obtained from the appropriate authorities.

8.13. PROCEEDS FULLY DISBURSED.

Except for Escrow Account funds retained for completion of Mortgaged Property improvements, the proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any Escrow Account funds therefore have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans will be paid by the Seller.

8.14. DUE ON SALE.

Each Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder, unless prohibited by state law, and subject to any limitations arising from any bankruptcy, insolvency or other similar law for the benefit of debtors.

8.15. ORIGINATION PRACTICES.

The origination practices used by the Seller for each Mortgage Loan have been in all respects legal, proper, prudent, customary in the mortgage origination business, and in accordance with the applicable Agency's Guide.

8.16. HAZARD AND FLOOD INSURANCE.

There is in force for each Mortgaged Property a hazard insurance policy which:
(a) is acceptable to the applicable Agency and reasonably acceptable the Buyer,
(b) contains a standard mortgagee clause, (c) insures against loss or damage by fire, all other hazards set forth in the standard extended coverage form of endorsement, and any other insurable risks against hazards required by the applicable Agency, (d) has been issued in an amount equal to at least the lesser of the outstanding principal balance of the Mortgage Loan or the full insurable value of the improvements to the Mortgaged Property, and (e) if required by the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994, and regulations promulgated under such acts, all as amended from time to time, a flood insurance policy in an amount representing coverage at least equal to the lesser of the outstanding principal balance of the Mortgage Loan or the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994, and regulations promulgated under such acts, all as amended from time to time. None of the improvements to the Mortgaged Property have been affected in any substantial manner or suffered any material loss as a result of any fire, explosion, accident, strike, riot, war or act of God or the public enemy as of the closing date. All such insurance policies remain in full force and effect.

8.17. APPRAISALS.

An appraisal has been made of each Mortgaged Property which conforms with: (a) the applicable Guide, (b) the applicable Agency's requirements, (c) the Buyer's requirements, and (d) applicable laws, rules, regulations and orders, including, but not limited to, the Financial Institutions Reform Recovery And Enforcement Act and its implementing regulations.

8.18. MORTGAGED PROPERTY.

The Mortgaged Property consists of a single parcel of real property with a detached one-to-four family dwelling, a townhouse, an individual condominium unit in a development, or an individual unit in a planned unit development.

8.19. NO SUPERFUND SITE.

The Mortgaged Property is not located on a superfund site.

8.20. DOCUMENTS COMPLY WITH GUIDE.

The Mortgage Documents satisfy each of the requirements of the applicable Guide, and/or the Buyer, and the Mortgage Documents have been duly executed and are in a form acceptable to the applicable Agency and the Buyer.

Each Mortgage Note, Mortgage and appraisal are on forms acceptable to the applicable Agency, applicable investor, and/or the Buyer, and the Mortgage Loan was originated, serviced, and delivered, as applicable, in accordance with the requirements of the applicable Guide, and/or the Buyer.

8.21. ASSIGN MORTGAGE LOANS TO THE BUYER.

Each Mortgage Loan will be transferred and assigned, as applicable, to the Buyer by the Seller pursuant to appropriate endorsement and assignment of the Mortgage Loan and will be subject to the representations, warranties and covenants of the Seller as provided in this Broker Agreement.

8.22. TAX PAYMENTS.

The Seller will: (a) Provide evidence in the Mortgage Loan package delivered to the Buyer that all taxes relating to the Mortgaged Property which are due as of the date such package is delivered to the Buyer and for thirty (30) days afterwards are paid, or (b) For taxes due within thirty (30) days after disbursing the Mortgage Loan proceeds to each Borrower, the Seller request that the Buyer obtain the tax bill and to disburse the tax payment, including any penalties and interest, if applicable. For such service, the Buyer will charge the Seller a fee equal to a percentage set forth in the Manual multiplied by the estimated tax, as such tax appears on the Buyer form G245.


8.23. SELLER'S STATEMENTS ARE TRUE AND ACCURATE.

No representation, warranty or written statement made by the Seller in this Broker Agreement, or in any schedule, written statement or certificate given to the Buyer by the Seller in connection with the transactions contemplated by this Broker Agreement contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary to make the statements in this Broker Agreement or in any of such statements and certificates not misleading.

8.24. SELLER'S BOOKS AND RECORDS.

The Seller's books, records and accounts relating to the Mortgage Loans will be in accordance with all requirements of the applicable Agency and the Guides.

8.25. FRAUD.

No Mortgage has been originated through any type of fraud or deceit.

8.26. PMI.

All Mortgage Loans which are the subject of private mortgage insurance will be evidenced by a private mortgage insurance policy. With respect to each such policy: (a) all provisions of such private mortgage insurance policy have been and are being complied with, (b) such policy is in full force and effect, and
(c) all premiums due under such policy through the date of disbursement of the Mortgage Loan will be paid by the Seller. Any Mortgage Loan subject to any such private mortgage insurance policy obligates the Borrower to maintain such private mortgage insurance policy and pay all such premiums and charges in connection therewith. Each private mortgage insurance company will be reasonably acceptable to the Buyer.

8.27. FHA INSURANCE AND VA GUARANTY.

Each Mortgage Loan to be insured by the FHA is eligible for FHA insurance, and the FHA insurance premiums which are due and payable for each such Mortgage Loan have been paid by the Seller. Each Mortgage Loan to be guaranteed by the VA is eligible for a VA guaranty.

8.28. MORTGAGED PROPERTY LOCATED IN THE U.S.

The Mortgaged Property is located in the continental United States or the State of Hawaii.


8.29. FLOOD CERTIFICATION AND TRACKING  SERVICES.

Each Mortgage Loan has in full force and effect a transferable flood certification and a "life of loan" tracking service contract, which contract is either with a flood service provider acceptable to the Buyer, or is fully transferable to the Buyer's flood service provider, without the payment of any fee by the Buyer.

8.30. WARRANTIES SURVIVE.

The Seller agrees that all warranties and obligations under this Broker Agreement are perpetual and will survive the termination of this Broker Agreement.

9. GENERAL REPRESENTATIONS AND WARRANTIES.

The Seller represents and warrants to the Buyer with respect to the following statements relating to the Seller, and the Buyer represents and warrants to the Seller with respect to the following statements relating to the Buyer, that as of the date of this Broker Agreement and as of the time each Mortgage Loan is closed and delivered to the Buyer that:

9.1. DULY ORGANIZED.

The First National Bank of Boston, Rhode Island Hospital Trust National Bank and Bank of Boston- Florida, N.A. are each duly organized and validly existing national banking associations, Bank of Boston Connecticut is a duly organized and validly existing state-chartered savings bank and the Buyer is a duly organized and validly existing corporation. Each is in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this Broker Agreement and any other agreements to which is a party and that are contemplated by this Broker Agreement.

9.2. AGREEMENT IS DULY AUTHORIZED.

It has all requisite power, authority and capacity to enter into this Broker Agreement and to perform the obligations required of it under this Broker Agreement. The execution and delivery of this Broker Agreement by it and the consummation of the transactions contemplated by this Broker Agreement by it, have been duly and validly authorized by all necessary action. This Broker Agreement constitutes its valid and legally binding agreement, enforceable in accordance with its terms, except as it may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights and by general equity principles, and no offset, counterclaim or defense exists to the full performance of this Broker Agreement by such party.

9.3. AGREEMENT DOES NOT VIOLATE OTHER OBLIGATIONS.

Insofar as its capacity to carry out any obligation under this Broker Agreement is concerned, it is not in violation in any material respect of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation, and there is no such provision that materially and adversely affects its capacity to carry out such obligations. Its execution of, and performance pursuant to, this Broker Agreement will not result in such violation.

9.4. COMPLIANCE.

Unless exempt under applicable law, the Seller has obtained all licenses, consents, approvals, authorizations or orders of applicable regulatory or other government authorities necessary for, and is in compliance in all material respects with all state and federal laws and regulations governing, the origination of Mortgage Loans sold to the Buyer under this Broker Agreement. The Seller is in compliance with all state and federal laws governing the brokering, origination, and transfer of Mortgage Loans sold to the Buyer under this Broker Agreement.

The Buyer has obtained all licenses, consents, approvals, authorizations or orders of applicable regulatory or other government authorities necessary for, and is in compliance in all material respects with all state and federal laws and regulations governing, the funding and purchase of the Mortgage Loans purchased from the Seller pursuant to this Broker Agreement.

9.5. WARRANTIES SURVIVE.

All warranties and obligations under this Broker Agreement are perpetual and will survive the termination of this Broker Agreement.

10. INDEMNIFICATION.

The Seller shall indemnify the Buyer and shall hold the Buyer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Buyer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Seller under or in connection with this Broker Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Seller to observe and perform properly each and every covenant of this Broker Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Buyer in reliance upon information provided to the Buyer by the Seller. Without limiting the above, the Seller shall indemnify the Buyer and shall hold the Buyer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Buyer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any Mortgage Loan which result from:

(a) Any misrepresentation made by the Seller in this Broker Agreement or any information provided to the Buyer,

(b) Any breach by the Seller of any of the Seller's representations or warranties under this Broker Agreement,

(c) Any act, or failure to act or perform any term, covenant, condition or obligation of the Seller under this Broker Agreement,

The Buyer shall indemnify the Seller and shall hold the Seller harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Seller may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Buyer under or in connection with this Broker Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Buyer to observe and perform properly each and every covenant of this Broker Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Seller in reliance upon information provided to the Seller by the Buyer. Without limiting the above, the Buyer shall indemnify the Seller and shall hold the Seller harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Seller may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any Mortgage Loan which result from:

(a) Any misrepresentation made by the Buyer in this Broker Agreement or any information provided to the Seller,

(b) Any breach by the Buyer of any of the Buyer's representations or warranties under this Broker Agreement,

(c) Any act, or failure to act or perform any term, covenant, condition or obligation of the Buyer under this Broker Agreement.

11.  REPURCHASING LOANS FROM THE BUYER.

11.1 REASONS WHY.

11.1.1. AGENCY REQUIRES BUYER TO REPURCHASE. The Seller will repurchase a Mortgage Loan from the Buyer if an Agency requires the Buyer to repurchase the Mortgage Loan from the Agency for any reason other than the Buyer's failure to service the Mortgage Loan under the terms of the applicable Agency Guide.

11.1.2. FRAUD. There is any fraud, misrepresentation, or deceit in connection with the Mortgage Loan on the part of the Seller, Borrower, Mortgagor, or any other third party in connection with the application or origination of such Mortgage Loan, regardless of whether the Seller has any knowledge of such fraud or misrepresentation.

11.1.3. UNABLE TO OBTAIN INSURANCE OR GUARANTEE. the Buyer is unable to obtain FHA insurance, VA guarantee, or private mortgage insurance, as applicable, or such guarantee or insurance lapses for any reason other than the Buyer's act or failure to act under this Broker Agreement.

11.2. APPEAL AND CURE PERIOD.

11.2.1. THE BUYER WILL NOTIFY THE SELLER. If an Agency requires the Buyer to repurchase any Mortgage Loan from the Agency for any reason other than the Buyer's failure to service the Mortgage Loan under the terms of the Guide, the Buyer will notify the Seller in writing of such repurchase requirement within ten (10) business days after receiving such repurchase requirement.

11.2.2. COLLECTION AND PAYMENT HISTORY. the Buyer will give the Seller a collection and payment history for each such Mortgage Loan.

11.2.3. SELLER'S APPEAL. The Seller may appeal to the Agency at its own expense within a reasonable time, but not in excess of the time provided by the Agency to the Buyer. Any such appeal shall be made through the Buyer, which shall promptly submit such appeal to the Agency. If the Agency denies such appeal, the party which receives notice of such denial will give the other party written notice of such denial within three (3) business days of such denial.

11.2.4. WITHDRAWAL OF REPURCHASE REQUIREMENT. If the repurchase requirement is withdrawn by the Agency and the Buyer has no obligation to repurchase the Mortgage Loan, the Seller will have no obligation to repurchase the Mortgage Loan.

11.3. REPURCHASE PRICE.

11.3.1. REPURCHASE PRICE. The Buyer will tender to the Seller any Mortgage Loan required to be repurchased by the Seller under this Broker Agreement, endorsed to the Seller without recourse, together with all of the Mortgage Loan documents that have been received by the Buyer from the Seller.

No later than ten (10) business days after the Seller has received any such Mortgage Loan, the Seller will pay to the Buyer, in immediately available funds, an amount equal to the following:

(a) If the Seller repurchases such Mortgage Loan before it has been sold to a secondary market investor, the amount will be the:

(i) purchase price percentage paid by the Buyer to the Seller for the Mortgage Loan, including the servicing released premium,

(ii) multiplied by the then unpaid principal balance,

(iii) plus accrued interest to the date of the repurchase.


(b) If the Seller repurchases such Mortgage Loan after it has been sold to a secondary market investor, the amount will be the:

(i) amount paid by the Buyer to repurchase the Mortgage Loan from the secondary market investor,

(ii) plus the original servicing released premium percentage, multiplied by the then unpaid principal balance

If the facts giving rise to the Buyer's repurchase demand for a Mortgage Loan are not discovered until after the related Mortgaged Property has been sold at foreclosure and purchased by the Buyer under a credit bid, then the required repurchase price shall be equal to:

(a) the outstanding principal balance and accrued interest on the Mortgage Loan as of the date of such foreclosure, plus

(b) any costs and attorneys' fees associated with the foreclosure, plus interest on these amounts at the rate set forth in the Mortgage Note from the date of such transfer until the date of repurchase. Upon payment of this repurchase price, the Buyer shall transfer title to the Mortgaged Property to the Seller.

If a foreclosure sale is made to a third party, the repurchase price shall be equal to:

(a) the outstanding principal balance and accrued interest on the Mortgage Loan as of the date of foreclosure, less the net proceeds of the foreclosure sale, plus

(b) interest on this amount at the rate set forth in the Mortgage Note from date of foreclosure until date of repurchase.

The Buyer's right to require Seller to repurchase any Mortgage Loan is in addition to, and not in lieu of, its rights to be indemnified by the Seller under SECTION 10 above.

12. TERM OF THIS BROKER AGREEMENT.

This Broker Agreement will have the same term as set forth in SECTION 6.6 of the Operating Agreement, which SECTION 6.6 is incorporated herein by reference.

13. TERMINATION OF THIS BROKER AGREEMENT.

This Broker Agreement may be terminated in accordance with the provisions set forth in SECTION 6.7 of the Operating Agreement.

14. SOLICITATION FOR REFINANCES.

The Seller's ability to solicit a Borrower for a mortgage loan refinancing is described in the Marketing Agreement.

15. FURTHER ASSURANCES.

The Buyer and the Seller will from time to time execute and promptly deliver to each other such documents, assignments, endorsements, applications or other instruments necessary or reasonably proper or convenient to effectuate the assignments, transfers and other transactions contemplated by this Broker Agreement.

16. POWER OF ATTORNEY.

The Seller irrevocably constitutes and appoints the Buyer and its duly authorized officers as the Seller's agent and attorney-in-fact coupled with an interest, to endorse checks and other instruments of payment with respect to the Mortgage Loans.

17. NOTICES.

All notices, requests, demands and other All notices and other communications required or permitted to be given under this Broker Agreement shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid, to the parties at the following addresses:

If to the Buyer to:

Hugh Harris
President
BancBoston Mortgage Corporation
7301 Baymeadows Way
Jacksonville, FL  32256

With a copy to:

Robert J. Jacobs
Deputy General Counsel
the Buyer Mortgage Corporation
7301 Baymeadows Way
Jacksonville, FL  32256

If to Seller to:

Parks Avery
Rhode Island Hospital Trust National Bank
15 Westminster Street
Providence, Rhode Island  02903

With a copy to:

Ryan Stinneford
The First National Bank of Boston
100 Federal Street
Boston, Massachusetts  02110

or to such other address as the Buyer or the Seller will have specified in writing to the other.

18. ASSIGNMENT AND DELEGATION.

No party may assign this Broker Agreement or delegate any of its functions hereunder to any other party without the prior written consent of Buyer or the respective Seller; provided, however, that either party may assign and/or delegate, in whole or in part, any of its rights under this Broker Agreement to any of its affiliates or subsidiaries without the prior written consent of the Buyer or the respective Seller.

19. AMENDMENT.

No amendment or modification to this Broker Agreement will be valid unless executed in writing by the Buyer and the Seller.

20. WAIVER.

No waiver of any right or obligation under this

Broker Agreement by any party on any occasion will be deemed to operate as a waiver on any subsequent occasion.

21. PROVISIONS SEVERABLE.

If any provision of this Broker Agreement will be held to be void or unenforceable by any court of competent jurisdiction or any governmental regulatory agency, such provision will be considered by all parties to be severed from this Broker Agreement. All remaining provisions of this Broker Agreement will be considered by the parties to remain in full force and effect.

22. GOVERNING LAW.

This Broker Agreement is entered into in the state of Florida. Its construction and rights, remedies and obligations arising by, under, through, or on account of it will be governed by the laws of the State of Florida excluding its conflict of laws rules and will be deemed performable in the State of Florida.

23. NO AGENCY OR JOINT VENTURE CREATED.

This Broker Agreement will not be deemed to constitute the Buyer and the Seller as partners or joint venturers, nor will the Buyer or the Seller be deemed to constitute the other as its agent.

24. SUCCESSORS.

This Broker Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Broker Agreement expressed or implied is intended to confer on any person other that the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

25. FORCE MAJEURE.

No party shall be liable for delays or errors occurring by reason of circumstances beyond such party's control, including, without limitation, acts of civil, military, or banking authorities, national emergencies, labor difficulties, fire, flood or other catastrophes, acts of God, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply.

26. SECTION HEADINGS.

Section headings are intended only to assist in the organization of this Broker Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

27. ENTIRE AGREEMENT.

This Broker Agreement and the Exhibits to this Broker Agreement constitute the entire agreement among the parties and supersede all other prior communications and understandings, written or oral, among the parties with respect to the subject matter of this Broker Agreement. There are no contemporaneous oral agreements.

28. COUNTERPARTS.

This Broker Agreement may be executed in multiple

29. PLURALS AND GENDER.

In construing the words of this Broker Agreement, plural constructions will include the singular, and singular constructions will include plural. No significance will be attached to whether a pronoun is masculine, feminine, or neuter.

30. ATTORNEYS' FEES AND COSTS.

If it is determined in a judicial proceeding that either party has failed under any provision of this Broker Agreement, and if either party will employ attorneys or incur other expenses for the enforcement, performance, or observance of the terms of this Broker Agreement, then said party, to the extent permitted by law, will be reimbursed by the losing party, for reasonable attorneys' fees and other out-of-pocket expenses.

IN WITNESS WHEREOF, the Buyer and the Seller, as of the day first set forth above, have caused this instrument to be signed on their behalf by their duly authorized officers.

BANCBOSTON MORTGAGE CORPORATION

By: /s/ Joseph K. Pickett
    ------------------------------

    Joseph K. Pickett
- ----------------------------------
(Print Name)

Title: Chairman

THE FIRST NATIONAL BANK OF BOSTON

By: /s/ Peter J. Manning
    ------------------------------

    Peter J. Manning
- ----------------------------------
(Print Name)

Title: Creative Director


BANK OF BOSTON CONNECTICUT

By: /s/ William J. Shea
    ------------------------------

    William J. Shea
- ----------------------------------
(Print Name)

Title: Vice Chairman


RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

By: /s/ William J. Shea
    ------------------------------

    William J. Shea
- ----------------------------------
(Print Name)

Title: Vice Chairman


BANK OF BOSTON-FLORIDA, N.A.

By: /s/ Susan P. Haney
    ------------------------------

    Susan P. Haney
- ----------------------------------
(Print Name)

Title: Chairman